Exhibit 10.4

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of May 12, 2011 (this “Amendment”), modifies that certain Credit Agreement, dated as of May 7, 2010 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time prior to the date hereof, the “Credit Agreement”), among AMERICAN DENTAL PARTNERS, INC., a Delaware corporation (the “Borrower”), the Subsidiaries of the Borrower from time to time party thereto as Subsidiary Guarantors, each lender from time to time party thereto (the “Lenders”), BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for itself and the other Lenders, and as the Letter of Credit Issuer and the Swing Line Lender. Capitalized terms used herein and not defined shall have the meaning assigned to such terms in the Credit Agreement.

RECITALS

WHEREAS, pursuant to Section 2.13(b) of the Credit Agreement the Borrower may, subject to the conditions set forth in such Section 2.13(b), request an increase in the Total Term Loan Commitments by an aggregate amount up to $50,000,000;

WHEREAS, the Company has requested an increase in the Total Term Loan Commitments under the Credit Agreement by an amount equal to $12,289,000, and the existing Lenders under the Credit Agreement (hereinafter, the “First Amendment Increasing Term Lenders”) have agreed to increase their Term Commitment under the Credit Agreement by an amount equal to the amount, if any, set forth opposite such Lender’s name in Schedule 1 hereto as its “Incremental Term Commitment”;

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders agree to amend certain of the terms and provisions of the Credit Agreement, as specifically set forth in this Amendment; and

WHEREAS, the undersigned Lenders and the Administrative Agent are prepared to (a) accept such increase in the Total Term Loan Commitments as set forth above and (b) amend the Credit Agreement, in each case, on the terms, subject to the conditions and in reliance on the representations set forth herein.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto hereby agree as follows:

Section 1. Amendments to Credit Agreement.

(a) The Credit Agreement is hereby amended by deleting the reference to “Banc of America Securities LLC” appearing on the cover page thereof and inserting in lieu thereof “Merrill Lynch, Pierce, Fenner & Smith Incorporated”.

(b) The Credit Agreement is hereby amended by deleting the reference to “Banc of America Securities LLC” appearing in the first paragraph of the Credit Agreement and inserting in lieu thereof “Merrill Lynch, Pierce, Fenner & Smith Incorporated”.

(c) Section 1.1 (Certain Defined Terms) of the Credit Agreement is hereby amended, retroactive to the Closing Date, by restating the following definition contained in such Section 1.1 in their entirety as follows:

“Care For Kids Subsidiary” shall mean Care For Kids – USA, LLC, a Delaware limited liability company, CFK of Texas, LLC, Delaware limited liability company or any other Subsidiary formed from time to time at any time after the Closing Date by ADP-CFK, LLC, a Delaware limited liability company or any other Credit Party approved in writing by the Administrative Agent, primarily for purposes of operating dental practices (or providing administrative services thereto) specializing in the treatment of children, including children covered by the applicable State’s Medicaid program, and “Care For Kids Subsidiaries” shall mean, collectively, each such Care For Kids Subsidiary.

(d) Section 1.1 (Certain Defined Terms) of the Credit Agreement is hereby amended by restating the following definitions contained in such Section 1.1 in their entirety as follows:

“Cash Proceeds” shall mean, with respect to (a) any Asset Sale, the aggregate cash payments (including any cash received by way of deferred payment pursuant to a note receivable issued in connection with such Asset Sale, other than the portion of such deferred payment constituting interest, but only as and when so received) received by the Borrower or any Subsidiary from such Asset Sale, and (b) any Event of Loss, the aggregate cash payments, including all insurance proceeds and proceeds of any award for condemnation or taking, received in connection with such Event of Loss, and (c) any termination, cancellation or modification of a Management Service Agreement, the aggregate non-ordinary course cash payments (including any cash received by way of deferred payment pursuant to a note receivable issued in connection with such termination, other than the portion of such deferred payment constituting interest, but only as and when so received) received by the Borrower or any Subsidiary from or in connection with such termination, cancellation or modification (which may, for the avoidance of doubt, include, without limitation, any non-ordinary course payments received in settlement or compromise of any dispute in regard to a Management Service Agreement and any non-ordinary course compensation received by the Borrower or any Subsidiary of the Borrower in connection with any termination, cancellation or modification of a Management Service Agreement).

“Fee Letter” shall mean the Fee Letter, dated as of the First Amendment Closing Date, between the Borrower, Bank of America and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

“Net Cash Proceeds” shall mean, with respect to: (a) any Asset Sale, the Cash Proceeds resulting therefrom net of (i) reasonable and customary expenses of sale incurred in connection with such Asset Sale, and other reasonable and customary fees and expenses incurred, and all state and local taxes paid or reasonably estimated to be payable by such person (after taking into account any available tax credits or deductions), as a consequence of such Asset Sale and the payment of principal, premium and interest of Indebtedness (other than the Obligations) secured by the asset that is the subject of the Asset Sale and required to be, and that is, repaid under the terms thereof as a result of such Asset Sale, (ii) amounts of any distributions payable to holders of minority interests in the relevant person or in the relevant property or assets and (iii) incremental Federal, state and local income taxes paid or payable as a result thereof (after taking into account any available tax credits or deductions); (b) any Event of Loss, the Cash Proceeds resulting therefrom net of (i) reasonable and customary expenses incurred in connection with such Event of Loss, and local taxes paid or reasonably estimated to be payable by such person, as a consequence of such Event of Loss and the payment of principal, premium and interest of Indebtedness (other than the Obligations) secured by the asset that is the subject of the Event of Loss and required to be, and that is, repaid under the terms thereof as a result of such Event of Loss, (ii) amounts of any distributions payable to holders of minority interests in the relevant person or in the relevant property or assets and (iii) incremental Federal, state and local income taxes paid or payable as a result thereof (after taking into account any available tax credits or deductions); and (c) any termination, cancellation or modification of any Management Service Agreement, the Cash Proceeds resulting therefrom net of (i) reasonable and customary expenses incurred in connection with such termination, cancellation or modification, and local taxes paid or reasonably estimated to be payable by such person, as a consequence of such termination, cancellation or modification, and (ii) incremental Federal, state and local income taxes paid or payable as a result thereof (after taking into account any available tax credits or deductions).

“Revolving Facility Termination Date” shall mean the earlier of (a) May 12, 2016, or (b) the date that the Commitments have been terminated pursuant to Section 10.2.

“Term Loan Amortization Amount” means an amount equal to the product of (a) the sum of (x) $80,000,000 plus (y) the aggregate amount of all Incremental Term Loans made pursuant to Section 2.13(b) after the First Amendment Closing Date times (b) 2.50%.

“Term Loan Maturity Date” shall mean May 12, 2016.

(e) Section 1.1 (Certain Defined Terms) of the Credit Agreement is hereby amended by inserting the following new definitions in such Section 1.1 in the appropriate Alphabetical order:

“First Amendment Closing Date” means May 12, 2011.

“First Amendment to Credit Agreement” means that certain First Amendment to Credit Agreement dated as of May 12, 2011, by and among the Borrower, the Subsidiary Guarantors, the Lenders and the Administrative Agent.

(f) Section 1.1 (Certain Defined Terms) of the Credit Agreement is hereby amended by restating clauses (a) and (b) of the definition of “Applicable Commitment Fee Rate” contained in such Section 1.1 in their entirety as follows:

(a) On the First Amendment Closing Date and thereafter, until changed hereunder in accordance with the provisions set forth in clauses (b), (c) and (d) of this definition, the Applicable Commitment Fee Rate shall be 35.00 basis points;

(b) Commencing with the fiscal quarter of the Borrower ending on June 30, 2011, and continuing with each fiscal quarter thereafter, the Administrative Agent shall determine the Applicable Commitment Fee Rate in accordance with the following matrix, based on the Leverage Ratio for the Testing Period ending as of the end of such fiscal quarter:

Leverage Ratio	Applicable Commitment Fee Rate
Greater than or equal to 2.50 to 1.00	50.00 bps

Less than 2.50 to 1.00 and greater than or equal to 2.00 to 1.00	45.00 bps

Less than 2.00 to 1.00 and greater than or equal to 1.50 to 1.00	35.00 bps

Less than 1.50 to 1.00 and greater than or equal to 1.00 to 1.00	30.00 bps

Less than 1.00 to 1.00	25.00 bps

(g) Section 1.1 (Certain Defined Terms) of the Credit Agreement is hereby amended by restating clauses (a) and (b) of the definition of “Applicable Margin” contained in such Section 1.1 in their entirety as follows:

(a) On the First Amendment Closing Date and thereafter, until changed hereunder in accordance with the provisions set forth in clauses (b), (c) and (d) of this definition, the Applicable Margin shall be (i) 125.00 basis points for Base Rate Loans, and (ii) 225.00 basis points for Eurodollar Loans;

(b) Commencing with the fiscal quarter of the Borrower ending on June 30, 2011, and continuing with each fiscal quarter thereafter, the Administrative Agent shall determine the Applicable Margin in accordance with the following matrix, based on the Leverage Ratio for the Testing Period ending as of the end of such fiscal quarter:

Leverage Ratio	Applicable Margin for Base Rate Loans	Applicable Margin for Eurodollar Loans
Greater than or equal to 2.50 to 1.00	225.00 bps	325.00 bps

Less than 2.50 to 1.00 and greater than or equal to 2.00 to 1.00	175.00 bps	275.00 bps

Less than 2.00 to 1.00 and greater than or equal to 1.50 to 1.00	125.00 bps	225.00 bps

Less than 1.50 to 1.00 and greater than or equal to 1.00 to 1.00	75.00 bps	175.00 bps

Less than 1.00 to 1.00	50.00 bps	150.00 bps

(h) Section 1.1 (Certain Defined Terms) of the Credit Agreement is hereby amended by restating clauses (iv) and (vii) of the definition of “Fixed Charge Coverage Ratio” contained in such Section 1.1. in their entirety as follows:

(iv) scheduled or mandatory repayments or prepayments (excluding (x) voluntary repayments or prepayments of any Loans without a corresponding permanent reduction of the Commitments and (y) prepayments of any Loans made pursuant to Section 5.1(c)(iv)) or redemptions of the principal of Indebtedness and the stated or liquidation value of Disqualified Equity Interests (including required reductions in committed credit facilities),

(vii) the aggregate amount of Share Repurchases made by the Borrower (other than Share Repurchases made in accordance with Section 9.6(d)), if any, and

(i) Article I (Definitions and Terms) of the Credit Agreement is hereby amended by inserting the following new Section 1.6 immediately after existing Section 1.5 of the Credit Agreement:

Section 1.6. Dodd Frank Wall Street Reform and Consumer Protection Act. Notwithstanding anything herein to the contrary, for all purposes of this

Agreement, the Dodd Frank Wall Street Reform and Consumer Protection Act, and all requests, regulations, rules, guidelines and directives promulgated thereunder, shall be deemed to have been adopted after the Closing Date, regardless of the date enacted or adopted.

(j) Paragraph (i) of Section 2.13(a) (Increase in Total Revolving Commitments) of the Credit Agreement is hereby amended by deleting the words “from the Closing Date” appearing in such Paragraph (i) and inserting in lieu thereof the words “after the First Amendment Closing Date”.

(k) Paragraph (i) of Section 2.13(b) (Increase in Total Term Loan Commitments) of the Credit Agreement is hereby amended by deleting the words “from the Closing Date” appearing in such Paragraph (i) and inserting in lieu thereof the words “after the First Amendment Closing Date”.

(l) Section 5.1(c)(iii) of the Credit Agreement is hereby amended by restating such Section 5.1(c)(iii) in its entirety as follows:

(iii) MSA Payments. Without duplication of amounts payable pursuant to Section 5.3(c)(v) below, if during any fiscal year of the Borrower, the Borrower and its Subsidiaries have received cumulative Cash Proceeds during such fiscal year from or in connection with the termination, cancellation or modification of one or more Management Service Agreements of at least $500,000, not later than the third Business Day following the date of receipt of any Cash Proceeds in excess of such amount, an amount equal to 100% of the Net Cash Proceeds then received in excess of such amount from or in connection with any such termination, cancellation or modification of any Management Service Agreement shall be applied as a mandatory prepayment of the Loans in accordance with Section 5.1(d) below.

(m) Section 5.1(d) of the Credit Agreement is hereby amended by deleting the reference to “Sections 5.1(c)(iv), (v), (vi), (vii) or (viii)” contained therein and inserting in lieu thereof the reference to “Sections 5.1(c)(iii), (iv), (v), (vi), (vii) or (viii)”

(n) Section 9.6 (Dividends and Other Restricted Payments) of the Credit Agreement is hereby amended by restating clause (d) contained in such Section 9.6 in its entirety as follows:

(d) the Borrower may make Share Repurchases, provided that (i) prior to or contemporaneously with any such Share Repurchase, the Borrower shall provide written evidence to the Administrative Agent and the Lenders that as of the most recently ended Testing Period on a pro forma basis after giving effect to such Share Repurchase (x) the Leverage Ratio is at least 0.50 to 1.00 lower than the maximum Leverage Ratio set forth in Section 9.7(b) for such Testing Period and (y) the Borrower is in compliance with each of the other financial covenants contained in Section 9.7, (ii) no Default or Event of Default shall have occurred and be continuing or shall result therefrom and (iii) the aggregate amount of all such Share Repurchases made during (x) any fiscal year shall not exceed $20,000,000 and (y) the term of this Agreement shall not exceed $50,000,000.

(o) Section 9.7(b) (Leverage Ratio) of the Credit Agreement is hereby amended by restating such Section 9.7(b) in its entirety as follows:

(b) Leverage Ratio. The Borrower will not permit the Leverage Ratio for any Testing Period ending during any period set forth below to exceed the maximum ratio set forth opposite such period:

Period	Maximum Ratio
Closing Date through December 31, 2012	3.00 to 1.00
January 1, 2013 through December 31, 2013	2.75 to 1.00
From and after January 1, 2014	2.50 to 1.00

(p) Schedule 1 (Lenders and Commitments) to the Credit Agreement is hereby amended by replacing such Schedule 1 with Schedule 1 attached to this Amendment.

Section 2. Increase in Term Commitments.

(a) Pursuant to Section 2.13(b) of the Credit Agreement, the Borrower hereby requests, and the Administrative Agent and the Lenders agree, that each First Amendment Increasing Term Lender shall, after giving effect hereto and as of the Effective Date (as hereinafter defined), increase its Term Commitment under the Credit Agreement by an amount equal to the amount set forth opposite such Lender’s name in Schedule 1 hereto as its “Incremental Term Commitment”. Each of the parties hereto agrees that the Effective Date shall also be the Term Loan Increase Effective Date under the Credit Agreement with respect to the increase in Term Commitments contemplated by this Amendment.

(b) On the Effective Date, each First Amendment Increasing Term Lender that has an Incremental Term Commitment severally agrees to make an Incremental Term Loan to the Borrower pursuant to such First Amendment Increasing Term Lender’s Incremental Term Commitment, which Incremental Term Loans: (a) can only be incurred on the Effective Date in the entire amount of each First Amendment Increasing Term Lender’s Incremental Term Commitment and (b) shall be made on the same terms (including, without limitation, interest terms, payment terms and maturity terms (in each case as amended by this Amendment), and shall be subject to the same conditions as the existing Term Loans.

(c) As of the Effective Date, taking into effect the Incremental Term Loans to be made on the Effective Date, the aggregate outstanding Term Loans shall be $80,000,000.

(d) The Borrower, each Subsidiary Guarantor, the Lenders and the Administrative Agent hereby acknowledge that (i) the increase in the Term Commitments contemplated by this Amendment is in addition to any increase in the Term Commitments contemplated by Section 2.13(b) of the Credit Agreement and (ii) the Incremental Term Loans to be made on the Effective Date shall be Term Loans for all purposes of the Credit Agreement. The undersigned Lenders and the Administrative Agent hereby (i) waive (x) any notice or other time period requirements and (y) minimum increase amount requirements under such Section 2.13(b), (ii) acknowledge and agree that this Amendment and the documents delivered in connection therewith and the representations made herein and in such other documents shall satisfy each of the requirements of Section 2.13(c) of the Credit Agreement. The Effective Date shall be deemed to be the Term Loan Increase Effective Date referred to in the Credit Agreement.

(e) The Administrative Agent, the undersigned Lenders and the Credit Parties hereby acknowledge and agree that, notwithstanding the definition of the term Interest Period set forth in the Credit Agreement, the Incremental Term Loans made on the Effective Date as Base Rate Loans may be converted to Eurodollar Loans on or prior to May 20, 2011 with an Interest Period expiring on June 30, 2011; provided that such Incremental Term Loans so converted shall (x) bear interest at the per annum rate otherwise applicable to a Eurodollar Loan with a two (2) month Interest Period and (y) shall be subject to the provisions of Section 2.10 of the Credit Agreement.

Section 3. Condition Precedent. This Amendment shall become effective as of the date first written above (the “Effective Date”) upon the satisfaction of the following conditions precedent:

(a) Documentation. The Administrative Agent’s receipt of the following, each of which shall be originals or telecopies (followed promptly by originals) unless otherwise specified, each properly executed by an Authorized Officer of the signing Credit Party, each dated the Closing Date (or, in the case of certificates of governmental officials, a recent date before the Closing Date) and each in form and substance satisfactory to the Administrative Agent and each of the Lenders:

1.	Executed counterparts of this Amendment, sufficient in number for distribution to the Administrative Agent, each Lender and the Borrowers;

2.	A Note executed by the Borrower in favor of each Lender requesting a Note;

3.	Certified copies of the resolutions of the Board of Directors of the Borrower and each other Credit Party approving this Amendment and the transactions contemplated hereby and of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to the execution, delivery and performance by the Borrower or any such other Credit Party of this Amendment and the Credit Documents (as amended hereby);

4.	Such opinions of counsel from counsel to the Borrower and the other Credit Parties as the Administrative Agent shall request, each of which shall be addressed to the Administrative Agent and the Co-Lead Arrangers and each of the Lenders and dated the Effective Date;

5.	(A) A certified copy of the Certificate or Articles of Incorporation or equivalent formation document of each Credit Party, and any and all amendments and restatements thereof, certified as of a recent date by the relevant Secretary of State; (B) a copy of each Credit Party’s by-laws, agreement of limited partnership or other similar document, as applicable, certified by the Secretary or Assistant Secretary of such Credit Party as being true, complete and correct and in full force and effect; (C) a good standing certificate from the Secretary of State of the state of incorporation or formation, as applicable, dated as of a recent date, listing all charter documents affecting such Credit Party and certifying as to the good standing of such Credit Party; and (D) certificates of good standing from each other jurisdiction in which each Credit Party is authorized or qualified to do business;

6.	A solvency certificate, in form and substance reasonably satisfactory to the Administrative Agent, dated as of the Effective Date, and duly executed by an Authorized Officer of the Borrower;

7.	A certificate of an Authorized Officer of the Borrower to the effect that, at and as of the Effective Date and both before and after giving effect to the transactions contemplated hereunder and the Incremental Term Loan hereunder and the application of the proceeds thereof: (A) no Default or Event of Default has occurred and is continuing; (B) all written information and projections provided to the Administrative Agent is complete and correct in all material respects; (C) there is no event or circumstance since December 31, 2010 that has had or could be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect, and (D) there exist no undisclosed contingencies relating to the Borrower and its Subsidiaries as of the Effective Date;

8.	A certificate of an Authorized Officer of the Borrower certifying as true, correct and complete, copies of each Management Service Agreement to which the Borrower or any of its Subsidiaries is a party as of the Effective Date;

9.	A certificate of an Authorized Officer of each Credit Party either (A) attaching copies of all consents, licenses and approvals required in connection with the execution, delivery and performance by such Credit Party and the validity against such Credit Party of the this Amendment and the Credit Documents (as amended hereby) to which it is a party, and such consents, licenses and approvals shall be in full force and effect, or (B) stating that no such consents, licenses or approvals are so required;

10.	A Perfection Certificate for each Credit Party;

11.	All corporate and other proceedings and all documents incidental to the transactions contemplated hereby shall be satisfactory in substance and form to the Administrative Agent and the Lenders and the Administrative Agent and its special counsel and the Lenders shall have received all such counterpart originals or certified or other copies of such documents as the Administrative Agent or its special counsel or any Lender may reasonably request; and

12.	Such additional documents, instruments and information as Administrative Agent may reasonably request to effect the transactions contemplated hereby.

(b) Fees, etc. The Borrower shall have paid or caused to be paid (i) all accrued but unpaid interest and fees payable under the Credit Agreement, (ii) to all Persons entitled thereto in connection with the transactions contemplated hereby, all fees required to be paid by it on the Effective Date and (iii) all reasonable fees and expenses of the Administrative Agent and of special counsel to the Administrative Agent that have been invoiced on or prior to such date in connection with the preparation, negotiation, execution and delivery of this Amendment and the consummation of the transactions contemplated hereby.

(c) Recordation of Security Documents, Delivery of Collateral, Taxes, etc. The Security Documents (or proper notices or UCC financing statements in respect thereof) shall have been duly recorded, published and filed in such manner and in such places as is required by law to establish, perfect, preserve and protect the rights, Liens and security interests of the parties thereto and their respective successors and assigns, all Collateral items required to be physically delivered to the Administrative Agent thereunder shall have been so delivered, accompanied by any appropriate instruments of transfer, and all taxes, fees and other charges then due and payable in connection with the execution, delivery, recording, publishing and filing of such instruments and the issuance and delivery of the Notes shall have been paid in full.

(d) Evidence of Insurance. The Administrative Agent shall have received certificates of insurance and other evidence, satisfactory to it, of compliance with the insurance requirements of the Credit Agreement and the Security Documents.

(e) Search Reports. The Administrative Agent shall have received the results of UCC and other search reports from one or more commercial search firms acceptable to the Administrative Agent, listing all of the effective financing statements and other Liens filed against any Credit Party (i) in the jurisdiction in which each such Credit Party is organized or formed and (ii) in any jurisdiction in which such Credit Party maintains its chief executive office, together with copies of such financing statements.

(f) No Material Adverse Effect. As of the Effective Date, no condition or event shall have occurred since December 31, 2010 that, in the Administrative Agent’s reasonable judgment, could reasonably be expected to have a Material Adverse Effect.

(g) Litigation. There shall exist no material litigation or material claims that could reasonably be expected to cause a Material Adverse Effect.

(h) Minimum Consolidated EBITDA. The Administrative Agent shall have received evidence reasonably satisfactory to the Administrative Agent that the Consolidated EBITDA for the Credit Parties for the twelve months ended as of March 31, 2011 (with adjustments reasonably acceptable to the Administrative Agent) is at least $49,000,000.

(i) Leverage Ratio. The Administrative Agent shall have received evidence reasonably satisfactory to the Administrative Agent that the Leverage Ratio (giving pro forma effect to all Credit Events on the Effective Date) as of the Effective Date is not greater than 2.50 to 1.00.

Without limiting the generality of the provisions of the last paragraph of Section 11.3 of the Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 3, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Effective Date specifying its objection thereto.

Section 4. Representations and Warranties; Reaffirmation of Grant. Each Credit Party hereby represents and warrants to the Administrative Agent and the Lenders that, as of the date hereof and after giving effect to this Amendment, (a) all representations and warranties of the Credit Parties contained in the Credit Agreement or in the other Credit Documents are true and correct in all material respects (except to the extent such representations and warranties are qualified with respect to materiality, in which case such representations and warranties are true and correct in all respects) with the same effect as though such representations and warranties had been made on and as of the Effective Date, except to the extent that such representations and warranties expressly relate to an earlier specified date, in which case such representations and warranties are true and correct in all material respects (except to the extent such representations and warranties are qualified with respect to materiality, in which case such representations and warranties are true and correct in all respects) as of the date when made, and except that the representations and warranties contained in clauses (a)(i) and (a)(ii) of Section 7.7 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 8.1 of the Credit Agreement, (b) no Default or Event of Default has occurred and is continuing, (c) the Credit Agreement and all other Credit Documents (in each case, as amended hereby) are and remain legally valid, binding obligations of the Credit Parties party thereto, enforceable against each such Credit Party in accordance with their respective terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law) and (d) each of the Security Documents to which such Credit Party is a party and all of the Collateral described therein do and shall continue to secure the payment of all Obligations as set forth in such respective Security Documents. Each Credit Party that is a party to the Security Agreement or any of the Security Documents hereby reaffirms its grant of a security interest in the Collateral to the Administrative Agent for the ratable benefit of the Secured Creditors, as collateral security for the prompt and complete payment and performance when due of the Obligations.

Section 5. Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Credit Document shall survive the execution and delivery of this Amendment, and no investigation by the Administrative Agent or the Lenders shall affect the representations and warranties or the right of the Administrative Agent and the Lenders to rely upon them.

Section 6. Amendment as Credit Document. Each of the parties hereby acknowledge and agree that this Amendment constitutes a “Credit Document” under the Credit Agreement. Accordingly, it shall be an immediate Event of Default under the Credit Agreement if any Credit Party fails to perform, keep or observe any term, provision, condition, covenant or agreement contained in this Amendment or if any representation or warranty made by any Credit Party under or in connection with this Amendment shall have been untrue, false or misleading when made.

Section 7. Costs and Expenses. The Borrower shall pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent (including the reasonable fees, charges and disbursements of counsel to the Administrative Agent) incurred in connection with the preparation, negotiation, execution and delivery of this Amendment.

Section 8. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW PROVISION OR RULE THAT WOULD CAUSE THE APPLICATION OF THE DOMESTIC SUBSTANTIVE LAWS OF ANY OTHER STATE).

Section 9. Execution. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier (or electronic mail (including in PDF format)) shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 10. Limited Effect. This Amendment relates only to the specific matters expressly covered herein, shall not be considered to be an amendment or waiver of any rights or remedies that the Administrative Agent or any Lender may have under the Credit Agreement, under any other Credit Document (except as expressly set forth herein) or under

Law, and shall not be considered to create a course of dealing or to otherwise obligate in any respect the Administrative Agent or any Lender to execute similar or other amendments or waivers or grant any amendments or waivers under the same or similar or other circumstances in the future.

Section 11. Ratification by Subsidiary Guarantors. Each of the Subsidiary Guarantors acknowledges that its consent to this Amendment is not required, but each of the undersigned nevertheless does hereby agree and consent to this Amendment and to the documents and agreements referred to herein. Each of the Subsidiary Guarantors agrees and acknowledges that (i) notwithstanding the effectiveness of this Amendment, such Subsidiary Guarantor’s Subsidiary Guaranty shall remain in full force and effect without modification thereto and (ii) nothing herein shall in any way limit any of the terms or provisions of such Subsidiary Guarantor’s Subsidiary Guaranty or any other Credit Document executed by such Subsidiary Guarantor (as the same may be amended from time to time), all of which are hereby ratified, confirmed and affirmed in all respects. Each of the Subsidiary Guarantors hereby agrees and acknowledges that no other agreement, instrument, consent or document shall be required to give effect to this Section 11. Each of the Subsidiary Guarantors hereby further acknowledges that Borrower, the Administrative Agent and any Lender may from time to time enter into any further amendments, modifications, terminations and/or amendments of any provisions of the Credit Documents without notice to or consent from such Subsidiary Guarantor and without affecting the validity or enforceability of such Subsidiary Guarantor’s Subsidiary Guaranty or giving rise to any reduction, limitation, impairment, discharge or termination of such Subsidiary Guarantor’s Subsidiary Guaranty.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

THE BORROWER:

AMERICAN DENTAL PARTNERS, INC.

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President, Planning and
Investment

THE SUBSIDIARY GUARANTORS:

ADP OF NEW YORK, LLC

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

AMERICAN DENTAL PARTNERS OF ALABAMA, LLC

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

AMERICAN DENTAL PARTNERS OF CALIFORNIA, INC.

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

THE SUBSIDIARY GUARANTORS (Cont’d):

AMERICAN DENTAL PARTNERS OF FLORIDA, LLC

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

AMERICAN DENTAL PARTNERS OF LOUISIANA, LLC

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

AMERICAN DENTAL PARTNERS OF MARYLAND, LLC

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

AMERICAN DENTAL PARTNERS OF MICHIGAN, LLC

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

AMERICAN DENTAL PARTNERS OF MISSOURI, LLC

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

THE SUBSIDIARY GUARANTORS (Cont’d):

AMERICAN DENTAL PARTNERS OF NORTH CAROLINA, LLC

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

AMERICAN DENTAL PARTNERS OF OKLAHOMA, LLC

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

AMERICAN DENTAL PARTNERS OF PENNSYLVANIA, LLC

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

AMERICAN DENTAL PARTNERS OF TENNESSEE, LLC

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

AMERICAN DENTAL PROFESSIONAL SERVICES, LLC

By:	/s/ Ian H. Brock
Name:	Breht T. Feigh
Title:	Vice President

THE SUBSIDIARY GUARANTORS (Cont’d):

APPLE PARK ASSOCIATES, INC.

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

AMERICAN DENTAL PARTNERS OF ARIZONA, LLC

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

AMERICAN DENTAL PARTNERS OF WISCONSIN, LLC

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

AMERICAN DENTAL PARTNERS OF TEXAS, LLC

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

VOSS DENTAL LAB, INC.

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

THE SUBSIDIARY GUARANTORS (Cont’d):

ADP-CFK, LLC

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

CARE FOR KIDS — USA, LLC

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

CARE FOR KIDS OF ARIZONA, LLC

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

AMERICAN DENTAL PARTNERS OF MINNESOTA, LLC

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

ZETASYS, LLC

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

CFK OF TEXAS, LLC

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

THE SUBSIDIARY GUARANTORS (Cont’d):

FOCUS PRACTICE CONSULTANTS, LLC

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

AMERICAN DENTAL PARTNERS OF OHIO, LLC

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

THE ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as
Administrative Agent

By:	/s/ Linda E.C. Alto
Name:	Linda E.C. Alto
Title:	Senior Vice President

LENDERS:

BANK OF AMERICA, N.A., as
a Lender, the Letter of Credit Issuer, and Swing Line Lender

By:	/s/ Linda E.C. Alto
Name:	Linda E.C. Alto
Title:	Vice President

LENDERS (Cont’d):

RBS CITIZENS, N.A.

By:	/s/ Michael Ouellet
Name:	Michael Ouellet
Title:	Senior Vice President

LENDERS (Cont’d):

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Sukanya V. Raj
Name:	Sukanya V. Raj
Title:	Vice President & Portfolio Manager

LENDERS (Cont’d):

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ David M. Crane
Name:	David M. Crane
Title:	Vice President

LENDERS (Cont’d):

TORONTO DOMINION (NEW YORK) LLC

By:	/s/ Robyn Zeller
Name:	Robyn Zeller
Title:	Vice President

LENDERS (Cont’d):

UNION BANK, N.A.

By:	/s/ Michael Tschida
Name:	Michael Tschida
Title:	Vice President

SCHEDULE 1

LENDERS AND COMMITMENTS

Schedule 1

Lenders and Commitments as of the First Amendment Closing Date

Lender	Revolving Commitment[1]	Revolving Facility Percentage	Initial Term Commitment (Reduced to zero($0) on the Closing Date)		Outstanding Term Loans as of First Amendment Closing Date (prior to Term Loans to be made on the First Amendment Closing Date)		Incremental Term Commitment	Total Outstanding Term Loans (after giving effect to Term Loans to be made on First Amendment Closing Date)
BANK OF AMERICA, N.A .	$21,333,333.33	21.333333330%	$14,844,444.00		$14,445,013.12		$2,621,653.55	$17,066,666.67
KEYBANK NATIONAL ASSOCIATION	$21,277,777.78	21.277777780%	$14,800,000.00		$14,407,396.20		$2,614,826.02	$17,022,222.22
RBS CITIZENS, N.A.	$21,277,777.78	21.277777780%	$14,800,000.00		$14,407,396.20		$2,614,826.02	$17,022,222.22
WELLS FARGO BANK, N.A.	$13,888,888.89	13.888888890%	$11,111,111.00		$9,404,305.44		$1,706,805.67	$11,111,111.11
TORONTO DOMINION (NEW YORK) LLC	$13,888,888.89	13.888888890%	$11,111,111.00		$9,404,305.44		$1,706,805.67	$11,111,111.11
UNION BANK OF CALIFORNIA	$8,333,333.33	8.333333330%	$6,666,667.00		$5,642,583.60		$1,024,083.07	$6,666,666.67

Total:	$100,000,000.00	100.000000000%	$73,333,333.00	[2]	$67,711,000.00	[3]	$12,289,000.00	$80,000,000.00

[1]	This reflects the assignment of the Revolving Commitments of Regions Bank to Lenders immediately prior to the effectiveness of the First Amendment.
[2]	This amount is exclusive of the Initial Term Commitment of Regions Bank in the amount of $6,666,667.00.
[3]	This reflects the assignment of outstanding Term Loans of Regions Bank to Lenders immediately prior to the effectiveness of the First Amendment.